UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/12

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, Inc., covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Economic optimism helped drive stock prices higher in early 2012 when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, U.S. stocks gave back their previous gains, and most major market indices ended the first half of the year close to where they began.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, setting the stage for better business conditions in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2012, through June 30, 2012, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus Appreciation Fund produced a total return of 6.37%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), was 9.48% for the same period.2

Mixed economic data fueled heightened market volatility as gains over the first quarter of 2012 were partly offset by declines during the second quarter.The fund produced a lower return than its benchmark, mainly due to investors’ preference for domestically oriented businesses rather than the multinational companies on which the fund focuses.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Fueled Market Volatility

The reporting period began with a strong rally among U.S. stocks amid employment gains and other encouraging domestic economic news. In addition, a quantitative easing program in Europe appeared to forestall a more severe banking crisis in the region, and monetary policymakers in China seemed to have engineered a “soft landing” and lower inflation in a major engine of global growth. Consequently, investors grew more tolerant of risks during the first quarter of 2012, and they focused on global companies expected to benefit from better business conditions.

However, these positive influences were called into question in the second quarter, when the U.S. labor market’s rebound slowed. At the same time, measures designed to relieve fiscal pressures in Europe encountered political resistance, threatening proposed bailout programs. These headwinds caused most stock market averages, including the S&P 500 Index, to fall over the second quarter of the year, partly offsetting previous gains.

Stock Selections Produced Mixed Results

The fund’s relative performance was undermined by its overweighted position in the energy sector, where falling oil and natural gas prices pressured earnings of energy producers such as Occidental Petroleum and Royal Dutch Shell, Cl. A, ADR, while France’s Total, ADR was hurt by falling commodity prices and the European debt crisis.

The fund also encountered shortfalls stemming from underweighted exposure to the financials sector, which rebounded from depressed levels despite ongoing debt and corporate governance issues. In the consumer discretionary sector, the global economic slowdown constrained results from casual dining giant McDonald’s, and a deteriorating economic outlook and pricing pressures in Brazil hurt the earnings of McDonald’s franchisee Arcos Dorados Holdings, Cl. A. Other laggards included household goods maker Procter & Gamble, which was hurt by lower operating margins, and U.S. pharmacy chain Walgreen, which encountered negative investor reaction to an acquisition in Europe.

The fund produced better relative results in the information technology sector, where electronics innovator Apple continued to score successes with its smartphone and tablet computer products. In other areas, tobacco companies Philip Morris International and Altria Group advanced as investors favored traditionally defensive stocks, which have exhibited consistent earnings and strong cash flows, as did beverages leader The Coca-Cola Companies. Pharmaceutical developer Novo Nordisk,ADR continued to expand its leadership position in fighting diabetes.

We added two companies to the fund during the reporting period. We expect global brewer SABMiller to grow along with alcohol consumption in the emerging markets, and semiconductor maker Xilinx has seen greater demand for programmable logic devices.We eliminated Green Mountain Coffee Roasters, enabling the fund to avoid further weakness stemming from future growth concerns.

Positioned for Continued Volatility

While the U.S. economy currently shows signs of moderate strength and equity valuations generally are attractive, we believe that the European sovereign debt crisis and global deleveraging will continue to stress equity markets. In such an environment, well-established companies with solid business fundamentals and generous dividend yields are likely to remain attractive to investors. As of midyear, we have continued to find a relatively large number of investments meeting our criteria in the consumer staples and energy sectors.

July 16, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012

Expenses paid per $1,000†	$5.03
Ending value (after expenses)	$1,063.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012

Expenses paid per $1,000†	$4.92
Ending value (after expenses)	$1,019.99

† Expenses are equal to the fund’s annualized expense ratio of .98%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

Common Stocks—96.8%	Shares		Value ($)
Banks—.4%
HSBC Holdings, ADR	418,166		18,453,666
Capital Goods—4.0%
Caterpillar	897,500		76,206,725
General Electric	1,877,400		39,125,016
United Technologies	951,600		71,874,348
			187,206,089
Consumer Durables & Apparel—.9%
Christian Dior	313,500		42,946,564
Consumer Services—3.2%
Arcos Dorados Holdings, Cl. A	1,050,000	[a]	15,519,000
McDonald’s	1,484,700		131,440,491
			146,959,491
Diversified Financials—3.8%
BlackRock	270,000		45,851,400
Franklin Resources	380,000		42,176,200
JPMorgan Chase & Co.	2,458,400		87,838,632
			175,866,232
Energy—20.2%
Apache	230,000		20,214,700
Chevron	1,817,400		191,735,700
ConocoPhillips	1,406,700		78,606,396
Exxon Mobil	3,058,598		261,724,231
Imperial Oil	1,045,000	[a]	43,597,400
Occidental Petroleum	1,370,600		117,556,362
Phillips 66	703,350	[b]	23,379,354
Royal Dutch Shell, Cl. A, ADR	1,631,800		110,032,274
Total, ADR	2,139,900	[a]	96,188,505
			943,034,922
Food & Staples Retailing—3.6%
Wal-Mart Stores	1,399,100		97,545,252
Walgreen	1,822,200		53,900,676
Whole Foods Market	157,500		15,012,900
			166,458,828

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—20.0%
Altria Group	3,053,700		105,505,335
Coca-Cola	3,050,000		238,479,500
Kraft Foods, Cl. A	1,250,568		48,296,936
Nestle, ADR	2,246,150		134,185,001
PepsiCo	1,009,300		71,317,138
Philip Morris International	3,343,700		291,771,262
SABMiller	1,125,000		45,016,914
			934,572,086
Health Care Equipment & Services—1.7%
Intuitive Surgical	91,200	[b]	50,505,648
Medtronic	709,500		27,478,935
			77,984,583
Household & Personal Products—4.1%
Estee Lauder, Cl. A	1,145,800		62,010,696
Procter & Gamble	2,082,300		127,540,875
			189,551,571
Insurance—.9%
Berkshire Hathaway, Cl. A	322	[b]	40,232,290
Materials—4.7%
Air Products & Chemicals	510,000		41,172,300
Freeport-McMoRan Copper & Gold	1,851,200		63,070,384
Praxair	625,100		67,967,123
Rio Tinto, ADR	969,200	[a]	46,337,452
			218,547,259
Media—3.7%
McGraw-Hill	657,000		29,565,000
News, Cl. A	2,212,308		49,312,346
News, Cl. B	166,900		3,758,588
Time Warner Cable	390,000		32,019,000
Walt Disney	1,200,000		58,200,000
			172,854,934

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals,
Biotechnology & Life Sciences—8.8%
Abbott Laboratories	1,626,300		104,847,561
Johnson & Johnson	1,815,900	[a]	122,682,204
Merck & Co	1,034,000		43,169,500
Novo Nordisk, ADR	518,500	[a]	75,358,790
Roche Holding, ADR	1,548,400		66,921,848
			412,979,903
Retailing—2.1%
Target	1,674,100		97,415,879
Semiconductors & Semiconductor
Equipment—3.0%
Intel	3,034,500		80,869,425
Texas Instruments	2,052,200		58,877,618
Xilinx	50,000		1,678,500
			141,425,543
Software & Services—3.8%
Automatic Data Processing	857,800		47,745,148
International Business Machines	670,000		131,038,600
			178,783,748
Technology Hardware & Equipment—7.9%
Apple	569,200	[b]	332,412,800
QUALCOMM	690,000		38,419,200
			370,832,000
Total Common Stocks
(cost $3,085,877,986)			4,516,105,588

Other Investment—3.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $140,975,926)	140,975,926	[c]	140,975,926

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—5.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $231,870,191)	231,870,191[c]	231,870,191
Total Investments (cost $3,458,724,103)	104.8%	4,888,951,705
Liabilities, Less Cash and Receivables	(4.8%)	(222,110,508)
Net Assets	100.0%	4,666,841,197

ADR—American Depository Receipts
a Security, or portion thereof, on loan.At June 30, 2012, the value of the fund’s securities on loan was $233,160,873 and the value of the collateral held by the fund was $231,870,191.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	20.2	Media	3.7
Food, Beverage & Tobacco	20.0	Food & Staples Retailing	3.6
Pharmaceuticals,		Semiconductors &
Biotechnology & Life Sciences	8.8	Semiconductor Equipment	3.0
Technology Hardware & Equipment	7.9	Consumer Services	3.2
Money Market Investments	8.0	Retailing	2.1
Materials	4.7	Health Care Equipment & Services	1.7
Household & Personal Products	4.1	Insurance	.9
Capital Goods	4.0	Consumer Durables & Apparel	.9
Diversified Financials	3.8	Banks	.4
Software & Services	3.8		104.8

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $233,160,873)—Note 1(b):
Unaffiliated issuers	3,085,877,986	4,516,105,588
Affiliated issuers	372,846,117	372,846,117
Cash		8,183,491
Dividends and securities lending income receivable		9,793,193
Receivable for shares of Common Stock subscribed		8,104,070
Prepaid expenses		199,446
		4,915,231,905
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		2,487,810
Due to Fayez Sarofim & Co.		807,773
Liability for securities on loan—Note 1(b)		231,870,191
Payable for shares of Common Stock redeemed		12,006,133
Accrued expenses		1,218,801
		248,390,708
Net Assets ($)		4,666,841,197
Composition of Net Assets ($):
Paid-in capital		3,244,873,527
Accumulated undistributed investment income—net		438,379
Accumulated net realized gain (loss) on investments		(8,698,311)
Accumulated net unrealized appreciation
(depreciation) on investments		1,430,227,602
Net Assets ($)		4,666,841,197
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		109,150,320
Net Asset Value, offering and redemption price per share ($)		42.76

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $2,327,496 foreign taxes withheld at source):
Unaffiliated issuers	60,344,954
Affiliated issuers	100,252
Income from securities lending—Note 1(b)	517,855
Total Income	60,963,061
Expenses:
Investment advisory fee—Note 3(a)	7,599,477
Sub-investment adivsory fee—Note 3(a)	4,971,087
Shareholder servicing costs—Note 3(b)	8,769,918
Prospectus and shareholders’ reports	387,670
Directors’ fees and expenses—Note 3(c)	142,020
Custodian fees—Note 3(b)	88,966
Registration fees	72,699
Professional fees	68,161
Loan commitment fees—Note 2	21,669
Miscellaneous	173,932
Total Expenses	22,295,599
Less—reduction in fees due to earnings credits—Note 3(b)	(2,829)
Net Expenses	22,292,770
Investment Income—Net	38,670,291
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(3,310,606)
Net unrealized appreciation (depreciation) on investments	236,248,004
Net Realized and Unrealized Gain (Loss) on Investments	232,937,398
Net Increase in Net Assets Resulting from Operations	271,607,689

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)	December 31, 2011
Operations ($):
Investment income—net	38,670,291	58,609,878
Net realized gain (loss) on investments	(3,310,606)	3,358,951
Net unrealized appreciation
(depreciation) on investments	236,248,004	207,695,590
Net Increase (Decrease) in Net Assets
Resulting from Operations	271,607,689	269,664,419
Dividends to Shareholders from ($):
Investment income—net	(38,821,203)	(58,519,141)
Capital Stock Transactions ($):
Net proceeds from shares sold	1,112,836,548	1,748,789,188
Dividends reinvested	29,326,776	42,533,901
Cost of shares redeemed	(891,642,495)	(1,046,729,101)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	250,520,829	744,593,988
Total Increase (Decrease) in Net Assets	483,307,315	955,739,266
Net Assets ($):
Beginning of Period	4,183,533,882	3,227,794,616
End of Period	4,666,841,197	4,183,533,882
Undistributed investment income—net	438,379	589,291
Capital Share Transactions (Shares):
Shares sold	26,183,599	44,260,586
Shares issued for dividends reinvested	672,493	1,055,796
Shares redeemed	(20,928,164)	(26,597,361)
Net Increase (Decrease) in Shares Outstanding	5,927,928	18,719,021

See notes to financial statements.

The Fund	13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012				Year Ended December 31,
	(Unaudited)		2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	40.53		38.20	33.52	28.23	44.70	43.78
Investment Operations:
Investment income—net[a]	.36		.65	.57	.56	.64	.62
Net realized and
unrealized gain (loss)
on investments	2.23		2.26	4.54	5.37	(15.16)	2.24
Total from
Investment Operations	2.59		2.91	5.11	5.93	(14.52)	2.86
Distributions:
Dividends from
investment income—net	(.36)		(.58)	(.43)	(.64)	(.72)	(.64)
Dividends from net realized
gain on investments	—		—	—	—	(1.23)	(1.30)
Total Distributions	(.36)		(.58)	(.43)	(.64)	(1.95)	(1.94)
Net asset value,
end of period	42.76		40.53	38.20	33.52	28.23	44.70
Total Return (%)	6.37	[b]	7.62	15.26	21.01	(32.37)	6.54
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.98	[c]	.97	.99	1.09	.97	.95
Ratio of net expenses
to average net assets	.98	[c]	.97	.99	1.07	.96	.95
Ratio of net investment
income to average
net assets	1.69	[c]	1.63	1.66	1.95	1.65	1.37
Portfolio Turnover Rate	.53	[b]	2.59	28.73	.92	6.98	7.35
Net Assets, end of period
($ x 1,000)	4,666,841		4,183,534	3,227,795	2,323,522	2,471,236	4,346,776

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national secu-

rities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

 The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	3,821,548,174	—	—	3,821,548,174
Equity Securities—
Foreign†	694,557,414	—	—	694,557,414
Mutual Funds	372,846,117	—	—	372,846,117
† See Statement of Investments for additional detailed categorizations.

For the period ended June 30, 2012, there were no transfers of exchange traded securities or mutual funds between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2012, the value of the collateral was 99.4% of the market value of the securities on loan. The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities. Collateral is either invested in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012, The Bank of New York Mellon earned $221,938 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2011	($)	Purchases ($)	Sales$)	(6/30/2012 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	291,501,201		484,380,208	634,905,483	140,975,926	3.0
Dreyfus
Institutional
Cash
Advantage
Fund	79,547,648		837,801,414	685,478,871	231,870,191	5.0
Total	371,048,849		1,322,181,622	1,320,384,354	372,846,117	8.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Effective March 31, 2012, the dividends from investment income-net are declared and paid quarterly. Prior to the effective date, dividends from investment income-net were declared and paid annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $4,637,980 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows: ordinary income $58,519,141. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2012, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Fees payable by the fund pursuant to an investment advisory agreement with Dreyfus and a sub-investment advisory agreement with Sarofim are payable monthly, at the annual rates of .3325% and .2175%, respectively, of the value of the fund’s average daily net assets.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25% of the value of the fund’s average daily net assets.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services.The Distributor determines the amounts to be

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

paid to Service Agents. During the period ended June 30, 2012, the fund was charged $5,713,893 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc. (“DTI”), a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $415,527 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $88,966 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2012, the fund was charged $58,770 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,829.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,234,871, Shareholder Services Plan fees $928,475, custodian fees $45,281, Chief Compliance Officer fees $3,183 and transfer agency per account fees $276,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2012, amounted to $417,551,617 and $23,085,195, respectively.

At June 30, 2012, accumulated net unrealized appreciation on investments was $1,430,227,602, consisting of $1,525,532,839 gross unrealized appreciation and $95,305,237 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	23

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2012

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)